                                                                   EXHIBIT 99.1

                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA

------------------------------------
                                    )
UNITED STATES OF AMERICA            )
                                    )
                                    )
                  Plaintiff,        )     Case No. 1:94CV02331 (TFH/JMF)
                                    )
            v.                      )
                                    )
MOTOROLA, INC. and                  )
NEXTEL COMMUNICATIONS, INC.         )
                                    )
                  Defendants.       )
                                    )
------------------------------------)


JOINT MOTION TO STAY PROCEEDINGS IN CONNECTION WITH NEXTEL'S MOTION TO VACATE CONSENT DECREE AND TO ESTABLISH NOTICE AND PUBLIC COMMENT PROCEDURES FOR MOTION TO MODIFY FINAL JUDGMENT

      Plaintiff United States of America and Nextel Communications, Inc. ("Nextel") jointly move this Court to enter an order to (1) stay the proceedings in connection with Nextel's pending Motion to Vacate Consent Decree; and (2) establish procedures for public comment on and the Court's consideration of the Motion To Modify Final Judgment, and in support of this motion, state as follows:

      1. On February 16, 1999, Nextel filed a motion to vacate the consent decree ("Final Judgment") entered by this Court on July 25, 1995. An evidentiary hearing on Nextel's motion is scheduled to begin June 14, 1999. Nextel has now moved to modify the Final Judgment, and the United States has tentatively agreed to the modification. As a matter of policy, however, the

Antitrust Division does not finally consent to the modification of judgments without public notice and an opportunity for public comments.

      2. Therefore, the parties have entered into a stipulation, filed concurrently, agreeing to stay the proceedings in connection with Nextel's Motion To Vacate Consent Decree, and setting forth a procedure for notice and comments on the proposed modification of the decree. This procedure is designed to provide all potentially interested persons with adequate notice that a motion to modify the Final Judgment is pending, adequate notice of the reasons in support of the proposed modification, and an adequate opportunity to comment thereon. See United States v. Swift Co., 1975-1 Trade Cas. (CCH) Paragraph 60, 201, at 65,703 (N.D. Ill. 1975). In addition to this procedure, the United States intends to provide prompt notice of the proposed modification to amici curiae in connection with Nextel's Motion to Vacate Consent Decree and, to the extent they can be located, all persons who submitted comments in connection with the entry of the initial Final Judgment. The parties intend to implement the procedure for modification promptly and request the Court to rule on the proposed modification as quickly as possible after the procedure is completed.

      3. The parties have agreed that interested persons should be given an opportunity to submit comments concerning the proposed modification of the Final Judgment. Therefore, the United States and Nextel jointly move the Court to order that:

      a. Nextel publish at its own expense a notice in two consecutive issues of (1) The Wall Street Journal and (2) Communications Week International, and file proof of such publication with the Court;

      b.    The United States publish a notice in the Federal Register;

      c. Copies of all comments received by the United States and the United States'


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            response thereto shall be filed within thirty (30) days after expiration of the thirty  day comment period; and

      d. This Court will not rule upon Nextel's motion before it has received copies of any comments and the United States' response to those comments.

      A proposed Order to Stay Proceedings and Establish Notice and Comment Procedures is attached to this motion.

DATED:                                    Respectfully submitted,

FOR PLAINTIFF UNITED STATES:

                                          /s/ DONALD J. RUSSELL
                                          ---------------------
                                          Donald J. Russell
                                          Chief, Telecommunications Task Force
                                          Department of Justice
                                          Telecommunications Task Force
                                          1401 H Street, N.W., Suite 8000
                                          Washington, DC  20530
                                          (202) 514-5621

FOR NEXTEL COMMUNICATIONS, INC.
                                          /s/ JAMES GAUCH
                                          ---------------
                                          James Gauch
                                          D.C. Bar No. 447839
                                          Jones, Day, Reavis & Pogue
                                          51 Louisiana Ave. N.W.
                                          Washington, D.C. 20001
                                          (202) 879-3939

Dated: June 13, 1999
       -------------


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                      IN THE UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA

------------------------------------
                                    )
UNITED STATES OF AMERICA            )
                                    )
                                    )
                  Plaintiff,        )     Case No. 1:94CV02331 (TFH/JMF)
                                    )
            v.                      )
                                    )
MOTOROLA, INC. and                  )
NEXTEL COMMUNICATIONS, INC.         )
                                    )
                  Defendants.       )
                                    )
------------------------------------)


    ORDER TO STAY PROCEEDINGS IN CONNECTION WITH NEXTEL'S MOTION TO VACATE
                  CONSENT DECREE AND TO ESTABLISH NOTICE AND
         PUBLIC COMMENT PROCEDURES FOR MOTION TO MODIFY FINAL JUDGMENT

      Nextel Communications, Inc. ("Nextel"), having moved for an order modifying the Final Judgment entered by this Court on July 25, 1995, and Plaintiff, the United States of America, having tentatively consented to the motion, and Plaintiff and Nextel having agreed, that (1) the proceedings in connection with Nextel's Motion to Vacate Consent Decree, filed February 16, 1999 be stayed; and (2) that interested persons should be given an opportunity to submit comments concerning the proposed modification of the Final Judgment, and it appearing to the Court desirable to stay such proceedings and invite such comments, and in consideration of the Stipulation of the parties dated June 13, 1999, it is:



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      ORDERED, that the proceedings in connection with Nextel's Motion to Vacate
Consent Decree, filed February 16, 1999, be stayed pending final resolution of the Motion To Modify Final Judgment; and it is:

      FURTHER ORDERED, that Nextel publish at its own expense a notice in two consecutive issues of (a) The Wall Street Journal and (b) Communications Week International, and file proof of such publication with the Court; and it is:

      FURTHER ORDERED, that the United States publish a notice in the Federal Register; and it is:

      FURTHER ORDERED, that copies of all comments received by the Plaintiff and the Plaintiff's response thereto shall be filed with this Court by Plaintiff within thirty (30) days after the conclusion of the thirty (30) day public comment period; and it is:

      FURTHER ORDERED, that this Court will not rule upon the Motion To Modify Final Judgment until it has received copies of any comments and the United States' response to those comments.

      DONE, this      day of                     , 1999.
                ------      ---------------------



                              ----------------------------
                              UNITED STATES DISTRICT JUDGE